SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


Date of Report: August 3, 1995
(Date of earliest event reported)



       Residential Funding Mortgage Securities I, Inc.
   (Exact name of registrant as specified in its charter)


Delaware              33-54227           75-2006294
(State or            (Commission       (I.R.S. Employer
other Jurisdiction   File Number)   Identification No.)
of Incorporation)

8400 Normandale Lake Blvd., Suite 600, Minneapolis,
Minnesota                                   55437
(Address of Principal Executive Office)   (Zip Code)


        Registrant's telephone number, including area code:(612) 832-7000


Item 5.    Other Events.


           On September 30, 1995, the Registrant expects to cause the issuance of Mortgage Pass-Through
      Certificates, Series 1995-S14 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of September 1, 1995, among the Registrant, Residential Funding Corporation, as
      Master Servicer, and Bankers Trust Company, as
      Trustee.

           In connection with the sale of the Series
      1995-S14, Class A-1,Class A-2,  Class A-3, Class
      A-4, Class A-5, Class A-6, Class A-7, Class A-8,
      Class A-9, Class A-10, Class A-11, and Class R
      Certificates (the "PaineWebber Underwritten
      Certificates") and the  Class M-1, Class M-2 and
      Class M-3 Certifiates (the "Salomon Brothers
      Underwritten Certificates", which together with the PaineWebber Underwritten Certificates are hereinafter refered to collectively as the "Underwritten Certificates"), the Registrant has been advised by PaineWebber Incorporated and Salomon Brothers Inc (collectively, the
      "underwriters") that the Underwriters have furnished to prospective investors certain yield/price tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of the related Registration
      Statement, which Computational Materials are being filed manually as an exhibit to this report.

           The Computational Materials have been
      provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other related information subsequently filed with the Securities and Exchange Commission.

           The Computational Materials consist of the first of 15 pages that appear after the Form SE cover sheet and the page headed "NOTICE" and supersedes all related Computational Materials previously provided by the Underwriter.

           The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such investors. The
      Computational Materials may be based on
      assumptions that differ from the assumptions set forth in the related Prospectus Supplement. The
      Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the
      Computational Materials may not be relevant to, or appropriate for, investors other than those specifically requesting them.

           In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates may very under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage
      Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.




Item 7.    Financial Statements, Pro Forma Financial
           Information and Exhibits


      (a)  Financial Statements.

           Not applicable.

      (b)  Pro Forma Financial Information.

           Not applicable.

      (c)  Exhibits


                  Item 601(a) of
                  Regulation S-K
Exhibit No.       Exhibit No.            Description

1                     99                Computational
                                        Materials



      Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                        [RESIDENTIAL FUNDING MORTGAGE
                         SECURITIES I, INC.]

                           By: /s/ [Bruce J. Legan]
                           Name:   [Bruce J. Legan]
                           Title:  [Vice President]




Dated: September 22, 1995
                        EXHIBIT INDEX


           Item 601 (a) of  Sequentially
Exhibit    Regulation S-K   Numbered
Number     Exhibit No.      Description     Page

1             99           Computational    Filed
                              Material     Manually


                        EXHIBIT 1

                 (Intentionally Omitted)


                          NOTICE